Putnam Income Fund 2| 28| 06 Prospectus

CONTENTS
Fund summary	2
Goal	2
Main investment strategies	2
Main risks	2
Performance information	3
Fees and expenses	4
What are the fund’s main investment
strategies and related risks?	6
Who manages the fund?	11
How does the fund price its shares?	16
How do I buy fund shares?	16
How do I sell fund shares?	25
How do I exchange fund shares?	27
Policy on excessive short-term trading	29
Fund distributions and taxes	32
Financial highlights	33

Class A, B, C, M, R and Y shares
Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

You may qualify for sales charge discounts on class A or class M shares. Please notify your financial advisor of other accounts that may help you obtain a sales charge discount. See “How do I buy fund shares?” for details.

Fund summary

GOAL

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES -- BONDS

We invest mainly in bonds that:

* are obligations of companies and governments worldwide denominated in U.S. dollars

* are either investment-grade or below investment-grade and

* have intermediate to long-term maturities (three years or longer).

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund may invest significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the fund. The fund may not achieve its goal and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class A shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of future performance.

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 4.22% (quarter ending 9/30/01) and the lowest return for a quarter was –2.55% (quarter ending 3/31/96).

Average Annual Total Returns (for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class A before taxes	–1.69%	4.63%	4.46%
Class A after taxes on distributions	–2.83%	3.05%	2.33%
Class A after taxes on distributions
and sale of fund shares	–1.10%	2.99%	2.44%
Class B before taxes	–3.50%	4.35%	4.09%
Class C before taxes	0.45%	4.68%	4.09%
Class M before taxes	–1.49%	4.53%	4.29%
Class R before taxes	2.00%	5.21%	4.61%
Class Y before taxes	2.55%	5.73%	5.14%
Lehman Aggregate Bond Index
(no deduction for fees, expenses or taxes)	2.43%	5.87%	6.16%

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Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges (which for class A shares reflects a reduction that took effect after 12/31/04); class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/05 and, for class B shares, does not assume conversion to class A shares after eight years. For periods before the inception of class C shares (7/26/99) and class R shares (1/21/03), performance shown for these classes in the table is based on the performance of the fund’s class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class C and class R shares. The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses. The fund’s performance is compared to the Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund’s last fiscal year.

Shareholder Fees (fees paid directly from your investment)*

		Maximum Deferred
		Sales Charge (Load)
	Maximum Sales	(as a percentage of
	Charge (Load)	the original purchase	Maximum
	Imposed on Purchases	price or redemption	Redemption Fee**
	(as a percentage	proceeds, whichever	(as a percentage of total
	of the offering price)	is lower)	redemption proceeds)

Class A	3.75%	NONE***	2.00%
Class B	NONE	5.00%	2.00%
Class C	NONE	1.00%	2.00%
Class M	3.25%	NONE***	2.00%
Class R	NONE	NONE	2.00%
Class Y	NONE	NONE	2.00%

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Annual Fund Operating Expenses <>
(expenses that are deducted from fund assets)

				Total
		Distribution		Annual Fund	Expense
	Management	(12b-1)	Other	Operating	Reimburse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class A	0.52%	0.25%	0.25%	1.02%	(0.01%)	1.01%
Class B	0.52%	1.00%	0.25%	1.77%	(0.01%)	1.76%
Class C	0.52%	1.00%	0.25%	1.77%	(0.01%)	1.76%
Class M	0.52%	0.50%	0.25%	1.27%	(0.01%)	1.26%
Class R	0.52%	0.50%	0.25%	1.27%	(0.01%)	1.26%
Class Y	0.52%	N/A	0.25%	0.77%	(0.01%)	0.76%

* Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See “How do I buy fund shares?” for details.

** A 2.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

*** A deferred sales charge of 1.00% on class A shares and of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through October 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

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	1 year	3 years	5 years	10 years

Class A	$474	$687	$ 916	$1,575
Class B	$679	$856	$1,158	$1,885*
Class B (no redemption)	$179	$556	$958	$1,885*
Class C	$279	$556	$958	$2,083
Class C (no redemption)	$179	$556	$958	$2,083
Class M	$449	$714	$998	$1,808
Class R	$128	$402	$696	$1,533
Class Y	$ 78	$245	$427	$ 953

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

What are the fund’s main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in bonds, including both government and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

6   P R O S P E C T U S

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may also invest in securities rated below investment grade. However, we will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or are unrated securities we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value.

7   P R O S P E C T U S

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

* Foreign investments. We may invest in U.S. dollar-denominated fixed-income securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

8 P R O S P E C T U S

Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivative. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information SAI.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, which may be subject to other risks, as described in the (SAI).

9   P R O S P E C T U S

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $154,442 in brokerage commissions during the last fiscal year, representing 0.01% of the fund’s average net assets. Of this amount, no payments were made to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Net Expenses ratio for class A shares results in a “combined cost ratio” of 1.02% of the fund’s average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

10   P R O S P E C T U S

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate and the average turnover rate for the fund’s Lipper category were as follows:

Turnover Comparison

	2005	2004	2003	2002	2001

Putnam Income Fund	300%	441%	251%	268%	234%

Lipper Corporate Debt Funds

A Rated Average*	167%	171%	171%	154%	168%

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of December 31, 2005.

The fund may buy and sell investments relatively often. Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for taxable shareholders, increased taxes.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract is discussed in the fund’s annual report to shareholders dated October 31, 2005. The fund

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pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee (after applicable waivers) of 0.49% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed-Income Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Kevin Cronin	2002	Putnam Management	Head of Investments;
		1997 – Present	Chief Investment Officer,
			Core Fixed Income,
			Fixed Income Money Market
			and Tax Exempt Fixed
			Income Teams

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Rob Bloemker	2002	Putnam Management	Team Leader,
		1999 – Present	Mortgage and Government
			Previously, Mortgage Specialist

Kevin Murphy	2005	Putnam Management	Team Leader, High Grade
		1999 – Present	Corporates and Core

			Fixed Income Teams
			Previously, Investment Strategist

Raman Srivastava	2005	Putnam Management	Portfolio Manager
		1999 – Present	Previously, Portfolio Construction
			Specialist; Quantitative Analyst

* Other funds managed by the Portfolio Leader and Portfolio Members. As of the fund’s fiscal year-end, Kevin Cronin was also a Portfolio Leader of Putnam U.S. Government Income Trust, Putnam American Government Income Fund, Putnam Limited Duration Government Income Fund, and Putnam Global Income Trust, and a Portfolio Member of Putnam Equity Income Fund and The George

12   P R O S P E C T U S

Putnam Fund of Boston. Rob Bloemker was also a Portfolio Member of Putnam U.S. Government Income Trust, Putnam American Government Income Fund, Putnam Limited Duration Government Income Fund, Putnam Diversified Income Trust, Putnam Premier Income Trust and Putnam Master Intermediate Income Trust. Kevin Murphy was also a Portfolio Member of Putnam Utilities Growth and Income Fund. Raman Srivastava was also a Portfolio Member of The George Putnam Fund of Boston. Kevin Cronin, Rob Bloemker, Kevin Murphy and Raman Srivastava may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended October 31, 2005, Portfolio Members Kevin Murphy and Raman Srivastava joined the fund’s management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include James Prusko (May 1, 2002 – June 30, 2002).

* Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Fund Portfolio Leader and Portfolio Members

			$1 –	$10,001 –	$50,001–	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Kevin Cronin	2005				*

Portfolio Leader	2004	*

Rob Bloemker	2005				*

Portfolio Member	2004	*

Kevin Murphy	2005	*

Portfolio Member	N/A

Raman Srivastava	2005	*

Portfolio Member	N/A

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of the fund’s prior fiscal year end.

* Investment in the fund by Putnam employees and the Trustees. As of October 31, 2005, all of the 12 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund’s Trustees, including in each case investments by their immediate

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family members and amounts invested through retirement and deferred compensation plans.

	Fund	All Putnam funds

Putnam employees	$3,400,000	$428,000,000

Trustees	$ 229,000	$ 60,000,000

The following table shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of the end of the fund’s last two fiscal years.

Putnam Executive Board

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005		*

Chief Technology Officer	2004		*

Joshua Brooks	2005		*

Deputy Head of Investments	N/A

William Connolly	2005		*

Head of Retail Management	N/A

Kevin Cronin	2005				*

Head of Investments	2004		*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005		*

Chief Financial Officer	2004		*

Steven Krichmar	2005		*

Chief of Operations	2004		*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005		*

Chief Administrative Officer	2004		*

Edward Shadek	2005		*

Deputy Head of Investments	N/A

Sandra Whiston	2005					*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 10/31/04.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the

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fund, Corporate Debt Funds A Rated, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

*Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

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The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before

16   P R O S P E C T U S

the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnam.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

* Through your employer’s retirement plan. If you participate in a retirement plan that offers the fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Investor Services.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

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The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares, and certain investors described below may also choose class Y shares. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the “Fees and expenses” section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Please consult your financial advisor as to which share class is most appropriate for you. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 3.75%

* Lower sales charges available for investments of $100,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

Class B shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees

* Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class C shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of 1.00% if shares are sold within one year of purchase

18   P R O S P E C T U S

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

* Orders for class C shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

* Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class R shares (available to qualified plans only)

* No initial sales charge; your entire investment goes to work immediately

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

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Class Y shares (available only to investors listed below)

The following investors may purchase class Y shares if approved by Putnam:

* qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

* bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

* corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

* college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code; and

* other Putnam funds and Putnam investment products.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

* No initial sales charge; your entire investment goes to work immediately

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees

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Initial sales charges for class A and M shares

	Class A sales charge		Class M sales charge
	as a percentage of*:		as a percentage of*:

Amount of purchase	Net amount	Offering	Net amount	Offering
at offering price ($)	invested	price**	invested	price**

Under 50,000	3.90%	3.75%	3.36%	3.25%
50,000 but under 100,000	3.90	3.75	2.30	2.25
100,000 but under 250,000	3.09	3.00	1.27	1.25
250,000 but under 500,000	2.30	2.25	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts:”

* Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the current maximum public offering price of those shares.

* Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a speci-fied amount within a period of 13 months. For each purchase you make under the statement of intention you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem

21   P R O S P E C T U S

shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the statement of intention. Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

* Individual accounts

* Joint accounts

* Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

* Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

* Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your finan-cial advisor at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial advisor may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Management’s website at www.putnam.com/individual by selecting “Mutual Funds,” and in the SAI.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase	1	2	3	4	5	6	7+

Charge	5%	4%	3%	3%	2%	1%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within 18 months of purchase. A different CDSC may apply to class A shares purchased before

22   P R O S P E C T U S

October 3, 2005 and redeemed within two years of purchase. Please see the SAI for more information. A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of the fund or other Putnam funds. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.50% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

23   P R O S P E C T U S

* Payments to dealers. If you purchase your shares through a dealer (the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading “Fees and Expenses” at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading “Fees and Expenses.”

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer,

24 P R O S P E C T U S

including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive additional payments from the fund’s transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities noted in the SAI, to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion in the SAI under the heading “Management – Investor Servicing Agent and Custodian” for more details.

You can find a complete list of all dealers to which Putnam made marketing support and/or program servicing payments in 2005 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

You can sell your shares back to the fund any day the NYSE is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund

25   P R O S P E C T U S

and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable sales charge and short-term trading fee.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certifi-cates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate

26 P R O S P E C T U S

otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certifi-cates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Shares held through your employer’s retirement plan. For information on how to sell shares of the fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

* Payment information. The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon

27   P R O S P E C T U S

when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnam.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states. Subject to any restrictions your employer’s retirement plan imposes, you can exchange fund shares purchased through the plan for shares of other Putnam funds offered through the plan. Contact your plan administrator for more information.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant’s account for 5 days or less. The short-term trading fee will not apply in certain circumstances, such as exchanges in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those

28   P R O S P E C T U S

shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for taxable shareholders, may increase the taxable distributions received from the fund.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

29 P R O S P E C T U S

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management’s Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on the fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that Putnam Management or the fund considers to be excessive or inappropriate, Putnam Management will issue the investor and the finan-cial intermediary involved in the activity, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The fund also reserves the right to terminate the exchange privilege without a warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

In addition to enforcing these exchange parameters, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the

30   P R O S P E C T U S

investor’s activity may not have been detected by the fund’s current monitoring parameters.

* Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to suffi-cient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund’s policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior

31   P R O S P E C T U S

executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as “undeliverable,” fund distributions will automatically be reinvested in the fund or in another Putnam fund.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from the fund. Generally, periodic distributions from the fund to the plan are reinvested in additional fund shares, although the plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Properly designated distributions of gains from investments that the fund owned for more than one year are taxable as long-term capital gains. Distributions of gains from investments that the fund owned for

32 P R O S P E C T U S

one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

 Distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund’s investment in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

The fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by KPMG LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

33   P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended
	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01

Net asset value,
beginning of period	$6.87	$6.69	$6.59	$6.69	$6.29

Investment operations:
Net investment income (a)	.23(d)	.19(d)	.24	.32	.38

Net realized and unrealized
gain (loss) on investments	(.16)	.19	.11	(.07)	.43

Total from
investment operations	.07	.38	.35	.25	.81

Less distributions:
From net investment income	(.21)	(.20)	(.25)	(.35)	(.41)

From return of capital	--	--	--	--	--(e)

Total distributions	(.21)	(.20)	(.25)	(.35)	(.41)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$6.73	$6.87	$6.69	$6.59	$6.69

Total return at
net asset value (%)(b)	1.05	5.70	5.45	3.93	13.39

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$872,931	$985,939	$1,279,779	$1,339,061	$1,251,190

Ratio of expenses to
average net assets (%)(c)	.98(d)	.99(d)	.93	.92	.95

Ratio of net investment income
to average net assets (%)	3.42(d)	2.83(d)	3.64	4.84	5.93

Portfolio turnover (%)	300.04(f )	441.06	251.00(g)	268.10(g)	233.83(g)

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of 0.03% and less than 0.01%, respectively, of average net assets for class A shares.

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

34   P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended
	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01

Net asset value,
beginning of period	$6.82	$6.65	$6.55	$6.65	$6.25

Investment operations:
Net investment income (a)	.18(d)	.14(d)	.19	.27	.33

Net realized and unrealized
gain (loss) on investments	(.16)	.18	.11	(.07)	.44

Total from
investment operations	.02	.32	.30	.20	.77

Less distributions:
From net investment income	(.16)	(.15)	(.20)	(.30)	(.37)

From return of capital	--	--	--	--	--(e)

Total distributions	(.16)	(.15)	(.20)	(.30)	(.37)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$6.68	$6.82	$6.65	$6.55	$6.65

Total return at
net asset value (%)(b)	0.28	4.79	4.68	3.19	12.63

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$229,794	$323,527	$520,692	$555,668	$474,783

Ratio of expenses to
average net assets (%)(c)	1.73(d)	1.74(d)	1.68	1.67	1.70

Ratio of net investment income
to average net assets (%)	2.64(d)	2.12(d)	2.90	4.07	5.19

Portfolio turnover (%)	300.04(f )	441.06	251.00(g)	268.10(g)	233.83(g)

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of 0.03% and less than 0.01%, respectively, of average net assets for class B shares.

(e) Amount represents less than $0.01 per share.

 (f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

35   P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended
	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01

Net asset value,
beginning of period	$6.84	$6.67	$6.57	$6.67	$6.27

Investment operations:
Net investment income (a)	.18(d)	.14(d)	.20	.26	.32

Net realized and unrealized
gain (loss) on investments	(.16)	.18	.11	(.06)	.45

Total from
investment operations	.02	.32	.31	.20	.77

Less distributions:
From net investment income	(.16)	(.15)	(.21)	(.30)	(.37)

From return of capital	--	--	--	--	--(e)

Total distributions	(.16)	(.15)	(.21)	(.30)	(.37)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$6.70	$6.84	$6.67	$6.57	$6.67

Total return at
net asset value (%)(b)	0.28	4.79	4.70	3.18	12.61

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$24,644	$29,059	$42,946	$39,017	$34,545

Ratio of expenses to
average net assets (%)(c)	1.73(d)	1.74(d)	1.68	1.67	1.70

Ratio of net investment income
to average net assets (%)	2.66(d)	2.10(d)	2.88	4.04	5.03

Portfolio turnover (%)	300.04(f )	441.06	251.00(g)	268.10(g)	233.83(g)

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of 0.03% and less than 0.01%, respectively, of average net assets for class C shares.

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

36   P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended
	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01

Net asset value,
beginning of period	$6.80	$6.63	$6.54	$6.64	$6.25

Investment operations:
Net investment income (a)	.21(d)	.17(d)	.23	.30	.37

Net realized and unrealized
gain (loss) on investments	(.15)	.18	.10	(.06)	.42

Total from
investment operations	.06	.35	.33	.24	.79

Less distributions:
From net investment income	(.20)	(.18)	(.24)	(.34)	(.40)

From return of capital	--	--	--	--	--(e)

Total distributions	(.20)	(.18)	(.24)	(.34)	(.40)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$6.66	$6.80	$6.63	$6.54	$6.64

Total return at
net asset value (%)(b)	0.84	5.40	5.12	3.77	13.10

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$420,886	$556,725	$884,380	$1,465,393	$1,024,351

Ratio of expenses to
average net assets (%)(c)	1.23(d)	1.24(d)	1.18	1.17	1.20

Ratio of net investment income
to average net assets (%)	3.15(d)	2.62(d)	3.48	4.56	5.74

Portfolio turnover (%)	300.04(f )	441.06	251.00(g)	268.10(g)	233.83(g)

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of 0.03% and less than 0.01%, respectively, of average net assets for class M shares.

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

37   P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

	Year ended	Year ended	Period
	10/31/05	10/31/04	1/21/03†-10/31/03

Net asset value,
beginning of period	$6.87	$6.69	$6.65

Investment operations:
Net investment income (a)	.23(d)	.18(d)	.18

Net realized and unrealized
gain (loss) on investments	(.18)	.18	.03

Total from
investment operations	.05	.36	.21

Less distributions:
From net investment income	(.20)	(.18)	(.17)

Total distributions	(.20)	(.18)	(.17)

Redemption fees	--(e)	--(e)	--

Net asset value,
end of period	$6.72	$6.87	$6.69

Total return at
net asset value (%)(b)	0.72	5.47	3.14*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$400	$62	$1

Ratio of expenses to
average net assets (%)(c)	1.23(d)	1.24(d)	.92*

Ratio of net investment income
to average net assets (%)	3.29(d)	2.57(d)	2.65*

Portfolio turnover (%)	300.04(f )	441.06	251.00(g)

Commencement of operations.
Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of 0.03% and less than 0.01%, respectively, of average net assets for class R shares.

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

38   P R O S P E C T US

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

			Year ended
	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01
Net asset value,
beginning of period	$6.91	$6.72	$6.63	$6.72	$6.31

Investment operations:
Net investment income (a)	.25(d)	.21(d)	.26	.33	.39

Net realized and unrealized
gain (loss) on investments	(.16)	.19	.10	(.06)	.45

Total from
investment operations	.09	.40	.36	.27	.84

Less distributions:
From net investment income	(.23)	(.21)	(.27)	(.36)	(.43)

From return of capital	--	--	--	--	--(e)

Total distributions	(.23)	(.21)	(.27)	(.36)	(.43)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$6.77	$6.91	$6.72	$6.63	$6.72

Total return at
net asset value (%)(b)	1.28	6.06	5.50	4.26	13.73

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,029,647	$880,124	$712,232	$530,302	$234,826

Ratio of expenses to
average net assets (%)(c)	.73(d)	.74(d)	.68	.67	.70

Ratio of net investment income
to average net assets (%)	3.69(d)	3.01(d)	3.82	5.03	6.23

Portfolio turnover (%)	300.04(f )	441.06	251.00(g)	268.10(g)	233.83(g)

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of 0.03% and less than 0.01%, respectively, of average net assets for class Y shares.

(e) Amount represents less than $0.01 per share.

 (f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

39   P R O S P E C T U S

For more information about Putnam Income Fund

The fund’s SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the fund’s most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s Internet site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund’s file number.

Communications from Putnam other than the prospectus and related supplements are provided in the English language.

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 41203
Providence, Rhode Island 02940-1203

www.putnam.com

File No. 811-00653                 231988 2/06